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                       SUPPLEMENT DATED DECEMBER 17, 2004
                                     TO THE
             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2004
                        VAN KAMPEN LIFE INVESTMENT TRUST

    The Statement of Additional Information is supplemented as follows:

    The section entitled "DISTRIBUTION AND SERVICE" is amended by adding the following paragraphs immediately following the last paragraph of the section:

    The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to affiliates and certain insurance companies and/or other financial intermediaries ("Intermediaries") in connection with the sale or retention of Portfolio shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for the purpose of promoting the sale of Portfolio shares, providing the Portfolios and other Van Kampen Funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Portfolios and other Van Kampen Funds on the Intermediaries' preferred or recommended fund list, granting the Distributor access to the Intermediaries' financial advisors and consultants, providing assistance in training and educating the Intermediaries' personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Portfolios. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Portfolios and/or some or all other Van Kampen funds), amount of assets invested by the Intermediaries' customers (which could include current or aged assets of the Portfolios and/or some or all other Van Kampen funds), the Intermediaries' advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments, as determined from time to time by the Adviser or the Distributor, may be different for different Intermediaries.

    These payments currently include an ongoing annual fee in an amount up to 0.35% of the value of each Portfolio's shares held in the Intermediaries' accounts. You should review carefully any disclosure by your Intermediaries as to their compensation.

    The prospect of receiving, or the receipt of, such compensation, as described above, by the Intermediaries may provide the Intermediaries and their representatives or employees, with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which the Intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolios. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                               LIT SPT SAI 12/04